UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 7, 2008

PowerRaise Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52478 (Commission File Number)	98-0454140 (IRS Employer Identification No.)

c/o David Lubin & Associates, PLLC
26 East Hawthorne Avenue, Valley Stream, NY 11580
(Address of principal executive offices, Zip Code)

267-989-0603
(Registrant's Telephone Number, Including Area Code)

2600 Philmont Avenue, Suite 310, Huntingdon Valley, PA 19006
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Changes in Control of Registrant

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2008 Mr. Tsvi Goren resigned as chairman of the board of directors of PowerRaise Inc. (the “Registrant”), and Mr. Arik Hertz, the Registrant’s chief executive officer, was appointed to serve as chairman of the Registrant’s board of directors on an interim basis. Mr. Goren will continue to serve as a consultant to the Registrant.

Section 8 - Other Events

Item 8.01 Other Events

The address of the principal executive offices of the Registrant was changed on October 16, 2008 to c/o David Lubin & Associates, PLLC, 26 East Hawthorne Avenue, Valley Stream, New York 11580.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERRAISE INC.

Date: October 16, 2008	/s/ Arik Hertz
Name: Arik Hertz Title: Chief Executive Officer